---------------------------------------
BAT SUBSIDIARY, INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                           VALUE
 RATING*   (000)                 DESCRIPTION              (NOTE 1)
--------------------------------------------------------------------------------
                   LONG-TERM INVESTMENTS--116.1%
                   MORTGAGE PASS-THROUGHS--0.0%
          $    5   Federal National Mortgage Association,
                     9.50%, 7/01/20 .....................$    5,216
                                                         ----------
                   AGENCY MULTIPLE CLASS MORTGAGE
                   PASS-THROUGHS--5.4%
           1,671   Federal Home Loan Mortgage Corp.,
                     Multiclass Mortgage
                     Participation Certificates,
                     Series 1601, Class 1601-SD,
                        10/15/08 ........................ 1,680,486
                   Federal National Mortgage Association,
                     REMIC Pass-Through Certificates,
             982     Trust 1992-43, Class 43-E,
                         4/25/22 ........................ 1,019,224
           1,642     Trust 1992-129, Class 129-J,
                         7/25/20 ........................ 1,632,057
           1,444     Trust 1993-193, Class 193-E,
                         9/25/23 ........................   735,175
             101     Trust 1994-72, Class 72-L,
                         4/25/24 ........................   100,967
                                                         ----------
                                                          5,167,909
                                                         ----------
                   NON-AGENCY MULTIPLE CLASS MORTGAGE
                   PASS-THROUGHS--0.5%
  AAA        514   Citicorp Mortgage Securities,
                     Trust 1998-3, Class 3-A6,
                         5/25/28 ........................   524,289
                                                         ----------
                   INVERSE FLOATING RATE
                   MORTGAGES--12.6%
                   Federal Home Loan Mortgage Corp.,
                     Multiclass Mortgage
                     Participation Certificates,
             827     Series 1537, Class 1537-SB,
                         6/15/08 ........................   833,052
             948     Series 1635, Class 1635-P,
                         12/15/08 ....................... 1,005,508
             584     Series 1727, Class 1727-LB,
                         5/15/24 ........................   528,473
                   Federal National Mortgage Association,
                     REMIC Pass-Through Certificates,
             218     Trust 1992-192, Class 192-SB,
                        11/25/07 ........................   220,122
             369     Trust 1993-179, Class 179-SP,
                        4/25/21 .........................   352,669
           2,132@    Trust 1993-209, Class 209-SG,
                        8/25/08 ......................... 2,070,559
             393     Trust 1993-212, Class 212-SA,
                        11/25/08 ........................   346,273
           1,711     Trust 1993-214, Class 214-S,
                        12/25/08 ........................ 1,697,045
           1,775     Trust 1993-214, Class 214-SL,
                        12/25/08 ........................ 1,637,885
             593     Trust 1993-221, Class 221-SA,
                        3/25/08 .........................   591,091
                   Federal National Mortgage Association,
                     REMIC Pass-Through Certificates,
              36     Trust 1994-37, Class 37-SC,
                        3/25/24 .........................    36,163
AAA        2,766   Sears Mortgage Securities Corp.,
                     Series 1993-7, Class 7-S3,
                        4/25/08 ......................... 2,787,168
                                                         ----------
                                                         12,106,008
                                                         ----------
                   INTEREST ONLY MORTGAGE-BACKED
                   SECURITIES--20.8%
          26,935   Credit Suisse First Boston
                     Mortgage Securities Corp.,
                     Series 1997-C1, Class AX,
                        6/15/08 ** ...................... 1,988,098
                   Federal Home Loan Mortgage Corp.,
                     Multiclass Mortgage
                     Participation Certificates,
               9     Series 1543, Class 1543-VU,
                       4/15/23 ..........................   157,035
           2,308     Series 1588, Class 1588-PM,
                       9/15/22 ..........................   187,336
             937     Series 1880, Class 1880-DA,
                       3/15/08 ..........................    82,243
           8,524     Series 1989, Class 1989-SL,
                       5/15/08 ..........................   442,201
           8,524     Series 1989, Class 1989-SM,
                       5/15/08 ..........................   793,831
           6,480     Series 2018, Class 2018-PH,
                       12/15/20 .........................   826,263
           4,124     Series 2115, Class 2115-IA,
                       11/15/10 .........................   328,613
           4,045     Series 2130, Class 2130-PF,
                       4/15/11 ..........................   477,755
           3,892     Series 2154, Class 2154-PF,
                       4/15/21 ..........................   500,100
           5,700     Series 2279, Class 2279-IO,
                       7/15/24 .......................... 1,009,969
           4,503     Series 2301, Class 2301-IL,
                       11/15/20 .........................   710,618
                   Federal National Mortgage Association,
                     REMIC Pass-Through Certificates,
           7,700     Trust 299, Class 2,
                       5/01/28 .......................... 1,956,304
           2,038     Trust 1993-163, Class 163-PH,
                       3/25/22 ..........................   286,188
           1,678     Trust 1993-188, Class 188-VA,
                       3/25/13 ..........................   141,598
           2,592     Trust 1993-194, Class 194-PV,
                       6/25/08 ..........................   278,610

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
          PRINCIPAL
           AMOUNT                                            VALUE
 RATING*    (000)                DESCRIPTION               (NOTE 1)
--------------------------------------------------------------------------------

                    INTEREST ONLY MORTGAGE-BACKED
                    SECURITIES (CONTINUED)
                    Federal National Mortgage Association,
                      REMIC Pass-Through Certificates,
          $ 1,202     Trust 1993-223, Class 223-PT,
                        10/25/23 ....................... $   130,121
            4,538     Trust 1996-24, Class 24-SG,
                        3/25/08 ........................     629,589
            4,920     Trust 1997-80, Class 80-PD,
                        3/18/21 ........................     385,947
            6,755     Trust 1997-84, Class 84-PJ,
                        1/25/08 ........................   1,034,925
            2,238     Trust 1998-43, Class 43-YJ,
                        7/18/28 ........................     208,387
            1,310     Trust 1998-44, Class 44-JI,
                        8/20/17 ........................      58,789
           11,273     Trust 1998-51, Class 51-SP,
                        9/25/28 ........................     450,931
           11,392     Trust 1998-61, Class 61-S,
                        12/25/08 .......................     405,824
           16,166     Trust 1999-35, Class 35-LS,
                        2/25/22 ........................     848,690
           10,663     Trust 1999-52, Class 52-TS,
                        5/25/22 ........................     526,501
            3,043     Trust 1999-64, Class 64-IA,
                        5/25/21 ........................     336,669
                    Government National Mortgage
                      Association,
            1,665     Trust 1998-24, Class 24-IB,
                        5/20/23 ........................     193,777
            2,974     Trust 1999-17, Class 17-PF,
                        10/16/25 .......................     427,524
           12,044     Trust 1999-25, Class 25-SL,
                        7/20/29 ........................     752,734
              656     Trust 2000-7, Class 7-IB,
                        6/16/25 ........................     138,265
           11,483   Merrill Lynch Mortgage Investors, Inc.,
                      Series 1997-C2, Class IO,
                        12/10/29 .......................     671,962
           16,594   Morgan (J.P.) Commercial Mortgage
                      Finance Corp.,
                      Series 1997-C5, Class X,
                        9/15/29 ** .....................   1,022,444
            3,048   Morgan Stanley Capital 1, Inc.,
                      Series 1997-HF1, Class HF1-X,
                        6/15/17 ** .....................     178,489
                    Residential Funding Mortgage
                      Securities, Inc.,
           26,572     Series 1998-S19, Class A8,
                        8/25/28 ........................     128,707
          135,000     Series 1999-S14, Class A5B,
                        6/25/29 ........................   1,350,000
                                                         -----------
                                                          20,047,037
                                                         -----------
                    PRINCIPAL ONLY MORTGAGE-BACKED
                    SECURITIES--1.4%
AAA            31   Collateralized Mortgage Obligation,
                      Trust 29, Class A,
                        5/23/17 ........................      25,549
              230   Federal Home Loan Mortgage Corp.,
                      Multiclass Mortgage
                      Participation Certificates,
                      Series 1946, Class 1946-SN,
                        10/15/08 .......................     215,344
                    Federal National Mortgage Association,
                      REMIC Pass-Through Certificates,
            1,406     Trust 1993-225, Class 225-ME,
                        11/25/23 .......................     688,940
              399     Trust 1994-25, Class 25-C,
                        11/25/23 .......................     397,011
                                                         -----------
                                                           1,326,844
                                                         -----------
                    COMMERCIAL MORTGAGE-BACKED
                    SECURITIES--4.7%
BBB         1,000   DLJ Mortgage Acceptance Corp.,
                      Series 1997-CF1,
                        7.91%, 5/15/30** ...............     970,694
                    Merrill Lynch Mortgage Investors, Inc.,
A+          1,000     Series 1995-C1, Class D,
                        7.794%, 5/25/15 ................   1,029,237
BBB           500     Series 1996-C1, Class D,
                        7.42%, 4/25/28 .................     509,180
AAA         2,000   New York City Mortgage Loan Trust,
                      Multifamily, Series 1996, Class A-2,
                        6.75%, 6/25/11** ...............   1,981,875
                                                         -----------
                                                           4,490,986
                                                         -----------
                    ASSET-BACKED SECURITIES--1.0%
AAA           800   Chase Credit Card Master Trust,
                      Series 1997-5, Class A,
                        6.19%, 8/15/05 .................     817,125
NR            419+  Global Rated Eligible Asset Trust,
                      Series 1998-A, Class A-1,
                        7.33%, 9/15/07 **/*** ..........      75,424
NR            899+  Structured Mortgage Asset
                      Residential Trust,
                      Series 1997-3,
                        8.57%, 4/15/06 @@/*** ..........     116,907
                                                         -----------
                                                           1,009,456
                                                         -----------
                    U.S GOVERNMENT AND
                    AGENCY SECURITIES--0.8%
              619   Small Business Administration,
                      Series 1998-10, Class 10-A,
                        6.12%, 2/01/08 .................     606,262
              190   United States Treasury Notes,
                        4.25%, 5/31/03 .................     189,941
                                                         -----------
                                                             796,203
                                                         -----------
                    ZERO COUPON BONDS--41.6%
            12,407  Aid to Israel,
                        2/15/05 - 8/15/05 ..............  10,073,016
                    Government Trust Certificates,
            5,220       Class 2-F, 5/15/05 .............   4,231,019
           13,760       Class T-1, 5/15/05 .............  11,153,030

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                           VALUE
 RATING*   (000)                 DESCRIPTION              (NOTE 1)
--------------------------------------------------------------------------------
                      ZERO COUPON BONDS (CONTINUED)
          $18,000@    United States Treasury Strip,
                        8/15/05 .....................   $14,637,960
                                                        -----------
                                                         40,095,025
                                                        -----------

                      TAXABLE MUNICIPAL BONDS--6.7%
AAA         1,000     Alameda County California
                        Pension Obligation,
                        Zero Coupon, 12/01/05 .......       784,120
AAA         1,000     Alaska Energy Power Auth. Rev.,
                        Zero Coupon, 7/01/05 ........       853,200
AAA         1,300     Kern County California
                        Pension Obligation,
                        Zero Coupon, 8/15/01 - 8/15/05    1,056,771
                      Long Beach California
                        Pension Obligation,
AAA         1,306       Zero Coupon, 9/01/01 - 9/01/05    1,059,378
AAA           500       7.09%, 9/01/09 ..............       523,585
                      Los Angeles County California
                        Pension Obligation,
AAA           271       Zero Coupon, 12/31/01-6/30/05       241,255
AAA         1,000       6.77%, 6/30/05 ..............       794,970
AAA         1,000       Series A, 8.62%, 6/30/06 ....     1,116,710
                                                        -----------
                                                          6,429,989
                                                        -----------
                      CORPORATE BONDS--12.1%
                      FINANCE & BANKING--6.3%
A3          1,000@    American Savings Bank,
                        6.63%, 2/15/06** ............     1,002,910
A+          1,313     Equitable Life Assurance Society USA,
                        Zero Coupon, 12/01/01-12/01/05**  1,032,452
A           1,000     Lehman Brothers Holdings, Inc.,
                        6.75%, 9/24/01 ..............     1,000,289
BBB+        1,900     PaineWebber Group, Inc.,
                        7.88%, 2/15/03 ..............     1,979,933
Aa3         1,000     Salomon Smith Barney Holding, Inc.,
                        6.75%, 1/15/06 ..............     1,023,430
                                                        -----------
                                                          6,039,014
                                                        -----------

                      INDUSTRIALS--2.6%
AA-         1,000@    TCI Communications, Inc.,
                        8.25%, 1/15/03 ..............     1,039,210
Baa2        1,826     Union Pacific Corp.,
                        Zero Coupon, 11/01/01 - 5/01/05** 1,476,912
                                                        -----------
                                                          2,516,122
                                                        -----------

                      UTILITIES--1.1%
A           1,000     Alltel Corp.,
                        7.50%, 3/01/06 ..............     1,038,830
                                                        -----------
                      YANKEE--2.1%
BBB-       $1,000     Empresa Electric Guacolda SA,
                        7.95%, 4/30/03 ** ...........   $ 1,007,663
A-          1,000     Israel Electric Corp., Ltd.,
                        7.25%, 12/15/06 ** ..........     1,000,160
                                                        -----------
                                                          2,007,823
                                                        -----------
                      Total corporate bonds .........    11,601,789
                                                        -----------

                      STRIPPED MONEY MARKET
                      INSTRUMENTS--8.5%
           10,000     Vanguard Prime Money Market Portfolio,
                        12/31/04 ....................     8,235,000
                                                        -----------

                      Total long-term investments
                        (cost $102,382,076) .........   111,835,751
                                                        -----------

                      SHORT-TERM INVESTMENT--0.3%
                      DISCOUNT NOTE
              325     Federal Home Loan Bank,
                        3.94%, 7/02/01
                        (amortized cost $324,964) ...       324,965
                                                        -----------

                      Total investments--116.4%
                        (cost $102,707,040) .........   112,160,716
                                                        -----------

                      Liabilities in excess of
                        other assets--(16.4)% .......   (15,839,658)
                                                        -----------

                      NET ASSETS--100% ..............   $96,321,058
                                                        ===========
-------------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
*** Illiquid securities representing 0.20% of net assets.
  @ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.
 @@ Security is restricted as to public resale. The security was acquired in
    1997 and has a current cost of $116,906.
  + Security is fair valued. (Note 1)
 ------------------------------------------------------------------------------
                              KEY TO ABBREVIATION:

    REMIC --Real Estate Mortgage Investment Conduit
 ------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF ASSETS AND LIABILITIES
FOR THE SIX MONTHS ENDED
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $102,707,040)
  (Note 1) ................................................         $112,160,716
Interest receivable .......................................            1,100,177
Receivable for investments sold ...........................               33,850
                                                                    ------------
                                                                     113,294,743
                                                                    ------------

LIABILITIES
Reverse repurchase agreements (Note 4) ....................           14,870,500
Due to parent (Note 2) ....................................            2,056,114
Due to custodian ..........................................               28,783
Other accrued expenses ....................................               18,288
                                                                    ------------
                                                                      16,973,685

                                                                    ------------
NET ASSETS ................................................         $ 96,321,058
                                                                    ============

Net assets were comprised of:
  Common stock, at par (Note 5) ...........................         $     95,107
  Paid-in capital in excess of par ........................           81,914,697
                                                                    ------------
                                                                      82,009,804
  Undistributed net investment income .....................            5,067,076
  Accumulated net realized gain ...........................              251,232
  Net unrealized appreciation .............................            8,992,946
                                                                    ------------
  Net assets, June 30, 2001 ...............................         $ 96,321,058
                                                                    ============
NET ASSET VALUE PER SHARE:
  ($96,321,058 / 9,510,667 shares of
  common stock issued and outstanding) ....................         $      10.13
                                                                    ============

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of discount/premium
     accretion/amortization of $1,241,050
    and interest expense of $425,555) .....................         $ 4,248,383
                                                                    -----------
Operating expenses
  Investment advisory .....................................             262,909
  Administration ..........................................              39,788
  Custodian ...............................................              30,000
  Independent accountants .................................              17,000
  Legal ...................................................               9,000
  Miscellaneous ...........................................              19,431
                                                                    -----------
    Total operating expenses ..............................             378,128
                                                                    -----------
Net investment income .....................................           3,870,255
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on:
  Investments .............................................             608,391
  Swaps ...................................................              11,601
  Foreign currency ........................................             (13,991)
                                                                    -----------
                                                                        606,001
                                                                    -----------
Net change in unrealized appreciation
  (depreciation) on:
  Investments .............................................           1,324,846
  Futures .................................................            (174,487)
  Swaps ...................................................             (11,601)
                                                                    -----------
                                                                      1,138,758
                                                                    -----------
Net gain on investments ...................................           1,744,759
                                                                    -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ...............................         $ 5,615,014
                                                                    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations ...........................................       $ 5,615,014
                                                                    -----------
Decrease in investments .....................................         1,525,415
Increase in due to parent ...................................           379,552
Increase in due to custodian ................................            28,783
Increase in other accrued expenses ..........................            18,288
Decrease in due to broker--variation margin .................           (16,937)
Decrease in interest payable ................................          (112,329)
Increase in interest receivable .............................          (130,250)
Net realized gain ...........................................          (606,001)
Increase in unrealized appreciation .........................        (1,138,758)
                                                                    -----------
  Total adjustments .........................................           (52,237)
                                                                    -----------
Net cash flows provided by operating activities .............       $ 5,562,777
                                                                    ===========
INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities .............       $ 5,562,777
                                                                    -----------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements .................        (3,665,500)
  Cash dividends paid .......................................        (1,963,830)
                                                                    -----------
Net cash flows used for financing activities ................        (5,629,330)
                                                                    -----------
Net decrease in cash ........................................           (66,553)
Cash at beginning of period .................................            66,553
                                                                    -----------
Cash at end of period .......................................                --
                                                                    ===========

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                SIX MONTHS             YEAR
                                                  ENDED               ENDED
                                                 JUNE 30,           DECEMBER 31,
                                                   2001                2000
                                               ------------        -------------
INCREASE  (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income ................       $  3,870,255        $  5,149,647
  Net realized gain (loss) .............            606,001            (175,710)
  Net change in unrealized
  appreciation .........................          1,138,758           6,050,108
                                               ------------        ------------
Net increase in net
  assets resulting from
  operations ...........................          5,615,014          11,024,045
Dividends from net
  investment income ....................         (1,963,830)         (5,600,765)
                                               ------------        ------------
Total increase .........................          3,651,184           5,423,280
NET ASSETS
Beginning of period ....................         92,669,874          87,246,594
                                               ------------        ------------
End of period (including
  undistributed net investment
  income of $5,067,076 and
  $3,160,651, respectively) ............       $ 96,321,058        $ 92,669,874
                                               ============        ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                              SIX MONTHS                                      FOR THE PERIOD
                                                                ENDED             YEAR ENDED DECEMBER 31,    OCTOBER 31, 1998*
                                                               JUNE 30,         --------------------------    TO DECEMBER 31,
                                                                 2001              2000            1999            1998
                                                              ----------        ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....................    $     9.74        $     9.17      $     9.69      $     8.65
                                                              ----------        ----------      ----------      ----------
  Net investment income (net of interest expense of $0.04,
  $0.11, $0.09 and $0.05, respectively) ..................           .41               .54             .51             .06
  Net realized and unrealized gain (loss) on investments .           .19               .62            (.65)            .98
                                                              ----------        ----------      ----------      ----------
Net increase (decrease) from investment operations .......           .60              1.16            (.14)           1.04
                                                              ----------        ----------      ----------      ----------
Dividends and distributions:
  Dividends from net investment income ...................          (.21)             (.59)           (.21)             --
  Distributions from net capital gains ...................            --                --            (.17)             --
                                                              ----------        ----------      ----------      ----------
Total dividends and distributions ........................          (.21)             (.59)           (.38)             --
                                                              ----------        ----------      ----------      ----------
Net asset value, end of period ...........................    $    10.13        $     9.74      $     9.17      $     9.69
                                                              ==========        ==========      ==========      ==========
TOTAL INVESTMENT RETURN+ .................................          6.16%            12.66%          (1.44)%         12.02%
                                                              ==========        ==========      ==========      ==========

RATIOS TO AVERAGE NET ASSETS:
Operating expenses .......................................           .80%++            .75%            .81%            .89%++
Operating expenses and interest expense ..................          1.69%++           1.93%           1.73%           1.75%++
Operating expenses, interest expense and excise taxes ....          1.69%++           2.06%           1.89%           1.75%++
Net investment income ....................................          7.10%++           5.72%           5.28%           3.50%++

SUPPLEMENTAL DATA:
Average net assets (000) .................................    $   95,787        $   90,035      $   91,165      $   90,986
Portfolio turnover .......................................            17%               27%             11%              3%
Net assets, end of period (000) ..........................    $   96,321        $   92,670      $   87,247      $   92,133
Reverse repurchase agreements outstanding,
  end of period (000) ....................................    $   14,871        $   18,536      $   16,684      $   17,190
Asset coverage+++ ........................................    $    7,477        $    5,999      $    6,229      $    6,369

-------------
  * Commencement of investment operations.
  + This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends were assumed for purpose of this calculation, to be reinvested. Total investment return for periods of less than one full year are not annualized. Past performance is not a guarantee of future results.
 ++ Annualized.
+++ Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES BAT Subsidiary, Inc. (the "Trust") was incorporated under the laws of the state of Maryland on August 10, 1998, and is a diversified, closed-end management investment company. The Trust was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The BlackRock Advantage Term Trust Inc., ("BAT") incorporated under the laws of the state of Maryland and as such, is a wholly-owned subsidiary of BAT. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term investments are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors. At June 30, 2001 the Trust held two positions that were valued at fair value which is significantly lower than their purchase cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively hedge positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at anytime or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: The Trust may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time or the notional amounts may differ.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of purchasing the right to buy a security, the purchaser of the swap option has the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, bears the market risk of an unfavorable change in the value of the swap contract underlying the written option. Interest rate swap options may be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

     The Trust did not engage in securities lending during the six months ended June 30, 2001.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholder. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc., (the "Advisor"), a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management, LLC ("PIFM"), an indirect wholly-owned subsidiary of The Prudential Insurance Co. of America.

     The Trust reimburses BAT for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of average net assets which are held by the Trust relative to the average net assets of BAT.

NOTE 3. PORTFOLIO SECURITIES Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended June 30, 2001 aggregated $30,740,063 and $13,437,022, respectively.

     The Trust may invest up to 85% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 2001, the Trust held 11% of its portfolio assets in restricted securities.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates,
including   Midland  Loan   Services,   Inc.  It  is  possible   under   certain
circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

     The federal income tax basis of the Trust's investments at June 30, 2001, was substantially the same as the basis for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $9,453,676 (gross unrealized appreciation--$10,413,398, gross unrealized depreciation--$959,722).

     For federal income tax purposes, the Trust had a capital loss carryforward as of September 30, 2000 of approximately $175,000 which expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders unit net gains have realized in excess of such amount.

     Details of open financial futures contracts at June 30, 2001 are as follows:

                                                VALUE AT       VALUE AT
NUMBER OF                       EXPIRATION       TRADE          JUNE 30,     UNREALIZED
CONTRACTS           TYPE           DATE           DATE           2001       DEPRECIATION
---------------  ----------     ----------     ----------     ----------    ------------
Short positions:
     100         Eurodollar     March 2002     $9,420,340     $9,550,000     $  129,660
     100         Eurodollar     Dec. 2001       9,425,590      9,581,000        155,410
     100         Eurodollar     Sept. 2001      9,442,840      9,618,500        175,660
                                                                             ----------
                                                                               $460,730
                                                                             ==========

NOTE 4. BORROWINGS REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

     The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 2001 was approximately $16,100,744 at a weighted average interest rate of approximately 5.33%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $20,590,000 as of February 28, 2001 which was 17.5% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     The Trust did not enter into dollar rolls during the six months ended June 30, 2001.

NOTE 5. CAPITAL There are 200 million shares of $.01 par value common stock authorized. BAT owned all of the 9,510,667 shares outstanding at June 30, 2001.

-----------
BLACKROCK
-----------

DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Anne Ackerley, Secretary

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington,  DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential  Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark,  NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage  Drive
North  Quincy,  MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL  COUNSEL
Skadden,  Arps,  Slate,  Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL -- INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

     The accompanying financial statements as of June 30, 2001 were not auditied and accordingly, no opinion is expressed on them.

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

     Statements and other information contained in this report are as dated and are subject to change.

                              BAT SUBSIDIARY, INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM


BAT SUBSIDIARY, INC.
--------------------
SEMI-ANNUAL REPORT
JUNE 30, 2001


[GRAPHIC OMITTED](sm) BLACKROCK